SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2005

TRANSMETA CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-31803	77-0402448

(Commission File Number)	(IRS Employer Identification No.)

3990 Freedom Circle, Santa Clara, CA	95054

(Address of principal executive offices)	(Zip Code)

(408) 919-3000

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.4225)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13-3-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

     On February 25, 2005, the Board of Directors of Transmeta Corporation, a Delaware corporation (the “Registrant”), resolved to change the Registrant’s fiscal year from one ending the last Friday in December to a fiscal year ending the last calendar day in December. This change is not deemed a change in fiscal year for purposes of reporting subject to Rule 13a-10 or 15d-10 because the Registrant’s fiscal year 2005 commenced with the end of its fiscal year 2004.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSMETA CORPORATION
Date: March 3, 2005	By:	/s/ John O’Hara Horsley
John O’Hara Horsley
Vice President, General Counsel & Secretary